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                            U.S. DEPARTMENT OF JUSTICE

                          OFFICE OF CONSUMER LITIGATION

               Mailing Address            Overnight Delivery
               ---------------            ------------------
               P.O. Box 386               1331 Pennsylvania Ave., N.W., Rm 950N
               Washington, D.C. 20044     Washington, D.C. 20004

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                                           December 5, 2000

Eugene Pfeifer, Esq.
King & Spalding
1730 Pennsylvania Avenue, N.W.
Washington, D.C. 20006


                            Re: Investigation of Cephalon, Inc.
                                -------------------------------

Dear Mr. Pfeifer:

     The criminal investigation of Cephalon, Inc., has been concluded and no charges are being filed.



                                          Sincerely,

                                          /s/ EUGENE M. THIROLF
                                          -----------------------------
                                          Eugene M. Thirolf
                                          Director
                                          Office of Consumer Litigation